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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): November 30, 1999


                         OXBORO MEDICAL INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


         Minnesota                       000-18785                41-1391803
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


     13828 Lincoln Street NE
        Ham Lake, Minnesota                                         55304
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (612) 755-9516


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Items 1, 2, 3, 4, 6 and 8 are not applicable and therefore omitted.

Item 5. OTHER EVENTS.

COMPLETION OF RIGHTS OFFERING

         On September 1, 1999, the Company effected a rights offering for purchase of its Common Stock and one-year Warrants to purchase Common Stock. The Company completed the final phase of its rights offering and terminated the offering on November 30, 1999. On December 3, 1999, the Company issued a press release announcing the completion of the offering. Attached as Exhibit 99.1 is the Company's press release.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  Not applicable.

         (b)      UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION.
                  Not applicable.

         (c)      EXHIBITS.
                  Exhibit 99.1 Press Release of the Company issued December 3, 1999, relating to the completion of the Company's rights offering.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 10, 1999     OXBORO MEDICAL INTERNATIONAL, INC.




                                     By   Matthew E. Bellin
                                       -----------------------------------------
                                     Its  President and Chief Executive Officer
                                        ----------------------------------------


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